UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 15, 2006

                              --------------------

                            Opexa Therapeutics, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)

                 000-25513                               76-0333165
                 ---------                               ----------
         (Commission File Number)           (I.R.S. Employer Identification No.)
       2635 N. Crescent Ridge Drive

           The Woodlands, Texas                            77381
           --------------------                            -----
 (Address of Principal Executive Offices)                (Zip Code)




                              PharmaFrontiers Corp.
                      -------------------------------------
         (Former name or former address, if changed since last report.)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers

      The company announced the retirement of C. William Rouse as chief financial officer effective June 30, 2006. Lynne Hohlfeld, vice president, finance will assume the position of chief financial officer as of June 30, 2006.

Item 8.01. Other Events.

         The Company's 2006 Annual Meeting of Shareholders was held on June 15, 2006. Holders of an aggregate of 66,967,035 shares of our common stock at the close of business on April 24, 2006 were entitled to vote at the meeting, of which 43,830,724 were present in person or represented by proxy. At such meeting, the Company's shareholders voted as follows:

                                   Proposal 1.

      To elect four directors to the Board of Directors to serve until our next annual meeting of shareholders or until their respective successors are duly elected and qualified.

----------------------------------------------------------------------------
       Name of Nominee    Votes For   Votes Against     Abstentions
----------------------------------------------------------------------------
David B. McWilliams      42,673,720     1,944,752           -0-
----------------------------------------------------------------------------
Scott B. Seaman          42,830,111     1,788,361           -0-
----------------------------------------------------------------------------
Gregory H. Bailey        42,830,011     1,788,461           -0-
----------------------------------------------------------------------------
David Hung               42,871,980     1,746,492           -0-
----------------------------------------------------------------------------

            There were 0 broker non-votes with respect to Proposal 1.

                                   Proposal 2.

         To amend our Articles of Incorporation to effect a 1-for-10 (1:10) reverse stock split that will not reduce the number of shares of common stock the Company is authorized to issue, but will increase the par value from $0.05 to $0.50.

-------------------------------------------------------------------------------
    Votes For        Votes Against       Abstentions    Broker Non-Votes
-------------------------------------------------------------------------------
    42,281,591         2,300,609           36,272              -0-
-------------------------------------------------------------------------------

                                   Proposal 3.

        To amend our Articles of Incorporation to effect a name change from "PharmaFrontiers Corp." to "Opexa Therapeutics, Inc."

--------------------------------------------------------------------------------
 Votes For         Votes Against        Abstentions      Broker Non-Votes
--------------------------------------------------------------------------------
 42,831,621          1,714,406            72,445                -0-
--------------------------------------------------------------------------------

                                  Proposal 4.

To approve an amendment to the Company's June 2004 Compensatory Stock Option Plan ("Plan"), subject to shareholder approval of the proposed reverse split, to
(i) increase the aggregate number of shares of common stock authorized for issuance under the Plan from 3,000,000 shares pre-split (300,000 shares post-split) to 12,000,000 shares pre-split (1,200,000 shares post-split), and
(ii) increase the limitation on performance awards to be issued in any fiscal year pursuant to Section 5(d) of the Plan from 10,000 shares of common stock post-split to 50,000 shares of common stock post-split.

--------------------------------------------------------------------------------
  Votes For       Votes Against        Abstentions       Broker Non-Votes
--------------------------------------------------------------------------------
  39,467,947        3,335,750            213,347                -0-
--------------------------------------------------------------------------------

         Accordingly, the Company amended its Articles of Incorporation to reflect the name change and 1-for-10 reverse stock split. Because our board of directors believes that it is advisable to restate the Articles of Incorporation reflecting all previous amendments into one document for administrative ease when filing with the Texas Secretary of State, Securities and Exchange Commission and other third parties, we have amended and restated our Articles of Incorporation which was filed with the Texas Secretary of State on June 16, 2006. A copy of our amended and restated Articles of Incorporation is attached as Exhibit 3.1

         In connection with the name change, the Company was assigned a new ticker symbol "OPXA", and the Company's common stock will continue to be traded on the OTC Bulletin Board.

         On or about June 19, 2006, the Company's transfer agent, Continental Stock Transfer & Trust Co. will send a letter of transmittal to the Company's shareholders instructing them how to exchange their old stock certificates for new stock certificates.

         The Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.          Description
-----------          ------------
3.1                  Amended and Restated Articles of Incorporation
99.1                 Press release issued June 19, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         OPEXA THERAPEUTICS, INC.


                         By:  /s/ David B. McWilliams
                         -----------------------------------------------------
                                  David B. McWilliams, Chief Executive Officer
DATE:  June 19, 2006

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
3.1                  Amended and Restated Articles of Incorporation
99.1                 Press release issued June 19, 2006